OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER NON-CURRENT ASSETS

NOTE 6 — OTHER NON-CURRENT ASSETS

Other non-current assets consist of the following (in thousands):

	December 31,
	2021	2020
Land lease and purchase options	$6,368	$5,831
Permitting costs	13,408	13,092
Right of use asset — operating leases	10,166	11,884
Restricted cash	1,778	3,440
Other	1,798	2,090
Total other non-current assets	$33,518	$36,337

Land Lease and Purchase Options

We hold lease and purchase option agreements (the “Options”) for certain tracts of land and associated river frontage. Upon exercise of the Options, the leases are subject to maximum terms of 50 years (inclusive of various renewals, at the option of the Company). Costs of the Options are amortized over the life of the lease once obtained or capitalized into the land if purchased.

Permitting Costs

Permitting costs primarily represent the purchase of wetland credits in connection with our permit application to the USACE in 2017 and 2018. These wetland credits will be applied to our permit in accordance with the Clean Water Act and the Rivers and Harbors Act, which require us to mitigate the impact to Louisiana wetlands caused by the construction of the Driftwood Project. In May 2019, we received the USACE permit. The permitting costs will be transferred to construction in progress upon reaching an affirmative FID by the Company’s Board of Directors.

Restricted Cash

Restricted cash as of December 31, 2021 represents cash collateralization of a letter of credit associated with a finance lease. Restricted cash as of December 31, 2020 represents unused proceeds from the 2018 Term Loan as described under Note 10 - Borrowings.